Quarterly Holdings Report
for
Fidelity® Intermediate Government Income Fund
May 31, 2023
SLM-NPRT3-0723
1.800340.119
U.S. Government and Government Agency Obligations - 86.6%
	Principal Amount (a) (000s)	Value ($) (000s)
U.S. Government Agency Obligations - 0.6%
Fannie Mae 0.625% 4/22/25	375	349
Freddie Mac 4% 11/25/24	1,700	1,666
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		2,015
U.S. Treasury Obligations - 85.5%
U.S. Treasury Bonds 3.625% 2/15/53	1,220	1,172
U.S. Treasury Notes:
0.25% 7/31/25	22,229	20,376
0.25% 9/30/25	1,660	1,516
0.25% 10/31/25	3,300	3,003
0.375% 4/30/25	2,186	2,023
0.375% 12/31/25	4,210	3,829
0.75% 8/31/26	6,800	6,131
0.875% 9/30/26	9,460	8,554
1.125% 8/31/28	60,756	53,104
1.25% 12/31/26	3,278	2,986
1.25% 9/30/28	580	509
1.5% 9/30/24	4,297	4,111
1.5% 1/31/27	5,049	4,630
1.75% 7/31/24	220	212
1.875% 2/28/27	5,600	5,201
2% 8/15/25	39,301	37,400
2.125% 7/31/24	5,667	5,480
2.125% 5/15/25	593	567
2.25% 4/30/24	11,454	11,146
2.25% 12/31/24	807	777
2.25% 3/31/26	3,325	3,165
2.5% 2/28/26	9,441	9,052
2.625% 7/31/29	600	563
2.75% 2/15/24	7,977	7,836
2.75% 6/30/25	2,770	2,681
2.75% 7/31/27	4,200	4,017
2.75% 5/31/29	2,897	2,740
2.75% 8/15/32	14,153	13,161
2.875% 11/30/25	8,513	8,248
2.875% 4/30/29	600	572
2.875% 5/15/32	3,160	2,973
3.125% 11/15/28	8,510	8,232
3.5% 1/31/28	1,920	1,894
3.5% 2/15/33	730	721
3.625% 5/15/26	990	979
3.625% 3/31/30	4,740	4,716
3.875% 1/15/26	4,830	4,796
3.875% 12/31/27	1,800	1,803
3.875% 11/30/29	1,537	1,548
3.875% 12/31/29	1,241	1,251
4% 2/15/26	1,900	1,894
4% 10/31/29	6,300	6,388
4.125% 11/15/32	3,130	3,246
4.375% 10/31/24	1,600	1,590
4.5% 11/15/25	2,400	2,415
4.625% 2/28/25	6,600	6,604
4.625% 3/15/26	2,350	2,383
TOTAL U.S. TREASURY OBLIGATIONS		278,195
Other Government Related - 0.5%
Private Export Funding Corp. Secured 1.75% 11/15/24	1,640	1,556
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $300,510)		281,766

U.S. Government Agency - Mortgage Securities - 13.1%
	Principal Amount (a) (000s)	Value ($) (000s)
Fannie Mae - 4.7%
1.5% 11/1/40 to 11/1/41	3,126	2,560
2% 2/1/28 to 12/1/41	5,418	4,788
2.5% 1/1/28 to 12/1/51	4,648	4,196
3% 11/1/34 to 2/1/52 (b)(c)	1,185	1,103
3.5% 3/1/52	501	461
4% 9/1/52	242	230
5% 10/1/52 to 12/1/52	1,404	1,398
5.5% 5/1/53	516	518
TOTAL FANNIE MAE		15,254
Freddie Mac - 3.2%
1.5% 12/1/40 to 4/1/41	857	706
2% 7/1/41	1,181	1,021
2.5% 1/1/28 to 12/1/51	4,766	4,328
3% 9/1/34	375	356
3.5% 5/1/51 to 3/1/52 (b)	2,521	2,326
5% 10/1/52 to 12/1/52	1,321	1,315
5.5% 5/1/53	467	470
TOTAL FREDDIE MAC		10,522
Ginnie Mae - 2.3%
2% 2/20/51	50	42
2% 6/1/53 (d)	200	170
2% 6/1/53 (d)	3,000	2,544
2% 6/1/53 (d)	1,050	890
2% 6/1/53 (d)	900	763
2% 7/1/53 (d)	1,400	1,188
2% 7/1/53 (d)	1,800	1,528
2% 7/1/53 (d)	450	382
TOTAL GINNIE MAE		7,507
Uniform Mortgage Backed Securities - 2.9%
4% 6/1/53 (d)	1,550	1,464
4% 6/1/53 (d)	950	897
4% 6/1/53 (d)	200	189
5.5% 6/1/53 (d)	550	550
5.5% 6/1/53 (d)	1,400	1,399
5.5% 6/1/53 (d)	2,450	2,448
5.5% 6/1/53 (d)	2,450	2,448
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		9,395
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $44,033)		42,678

Collateralized Mortgage Obligations - 2.4%
	Principal Amount (a) (000s)	Value ($) (000s)
U.S. Government Agency - 2.4%
Fannie Mae sequential payer:
Series 2022-1 Class KA, 3% 5/25/48	193	175
Series 2022-13 Class MA, 3% 5/25/44	804	754
Series 2022-3 Class N, 2% 10/25/47	1,500	1,299
Series 2022-49 Class TE, 4.5% 12/25/48	1,460	1,425
Series 2022-65 Class GA, 5% 4/25/46	1,506	1,485
Series 2022-7 Class A, 3% 5/25/48	274	250
Freddie Mac:
sequential payer:
Series 2022-5189 Class DA, 2.5% 5/25/49	136	118
Series 2022-5190 Class BA, 2.5% 11/25/47	139	123
Series 2022-5197 Class DA, 2.5% 11/25/47	106	94
Series 2022-5198 Class BA, 2.5% 11/25/47	493	442
Series 2022-5202 Class LB, 2.5% 10/25/47	113	100
Series 2021-5083 Class VA, 1% 8/15/38	1,800	1,673

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,985)		7,938

Commercial Mortgage Securities - 2.4%
	Principal Amount (a) (000s)	Value ($) (000s)
Freddie Mac:
sequential payer:
Series 2015-K043 Class A2, 3.062% 12/25/24	1,004	973
Series 2015-K049 Class A2, 3.01% 7/25/25	28	27
Series 2015-K050 Class A2, 3.334% 8/25/25 (e)	1,148	1,115
Series 2015-K051 Class A2, 3.308% 9/25/25	45	44
Series 2016-K052 Class A2, 3.151% 11/25/25	2,995	2,897
Series 2017-K729 Class A2, 3.136% 10/25/24	700	680
Series 2022-150 Class A2, 3.71% 9/25/32	200	190
Series 2017-K727 Class A2, 2.946% 7/25/24	1,302	1,269
Freddie Mac Multi-family Structured pass-thru certificates Series K044 Class A2, 2.811% 1/25/25	739	714
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $7,940)		7,909

Foreign Government and Government Agency Obligations - 0.4%
	Principal Amount (a) (000s)	Value ($) (000s)
Israeli State 5.5% 4/26/24 (Cost $1,127)	1,100	1,102

Money Market Funds - 0.2%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 5.14% (f) (Cost $701)	701,298	701

TOTAL INVESTMENT IN SECURITIES - 105.1% (Cost $362,296)	342,094
NET OTHER ASSETS (LIABILITIES) - (5.1)%	(16,533)
NET ASSETS - 100.0%	325,561

TBA Sale Commitments
	Principal Amount (a) (000s)	Value ($) (000s)
Ginnie Mae
2% 6/1/53	(1,400)	(1,187)
2% 6/1/53	(1,800)	(1,526)
2% 6/1/53	(450)	(382)

TOTAL GINNIE MAE		(3,095)

Uniform Mortgage Backed Securities
3.5% 6/1/53	(700)	(642)
3.5% 6/1/53	(400)	(367)
4% 6/1/53	(1,100)	(1,039)
4% 6/1/53	(400)	(378)
4% 6/1/53	(1,200)	(1,134)
5.5% 6/1/53	(1,000)	(999)
5.5% 6/1/53	(550)	(550)

TOTAL UNIFORM MORTGAGE BACKED SECURITIES		(5,109)

TOTAL TBA SALE COMMITMENTS (Proceeds $(8,202))		(8,204)

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($) (000s)	Value ($) (000s)	Unrealized Appreciation/ (Depreciation) ($) (000s)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	25	Sep 2023	2,862	3	3
CBOT 2-Year U.S. Treasury Note Contracts (United States)	101	Sep 2023	20,789	(50)	(50)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	61	Sep 2023	6,654	(5)	(5)

TOTAL PURCHASED					(52)

Sold

Treasury Contracts
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	1	Sep 2023	137	(2)	(2)

TOTAL FUTURES CONTRACTS					(54)
The notional amount of futures purchased as a percentage of Net Assets is 9.3%
The notional amount of futures sold as a percentage of Net Assets is 0.0%

Interest Rate Swaps
Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount (000s)(2)	Value ($) (000s)	Upfront Premium Received/ (Paid) ($) (000s)(3)	Unrealized Appreciation/ (Depreciation) ($) (000s)
3%	Annual	U.S. Secured Overnight Fin. Rate (SOFR) Index(4)	Annual	LCH	Jun 2030	27	1	0	1

(1)Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

(2)Notional amount is stated in U.S. Dollars unless otherwise noted.

(3)Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

(4)Represents floating rate.

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $289,000.
(c)	Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $8,000.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	17,468	76,195	92,962	264	-	-	701	0.0%
Fidelity Securities Lending Cash Central Fund 5.14%	17,759	115,387	133,146	8	-	-	-	0.0%
Total	35,227	191,582	226,108	272	-	-	701

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Government and Government Agency Obligations and Foreign Government and Government Agency Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. U.S. Government Agency - Mortgage Securities, Collateralized Mortgage Obligations and Commercial Mortgage Securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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